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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our reports, included in this Form 11-K, into the Company's previously filed Registration Statement on Form S-8, Registration No. 333-18423, relating to the Kennametal Thrift Plan.


                                              /s/ ARTHUR ANDERSEN LLP
                                              -----------------------
                                              ARTHUR ANDERSEN LLP



Pittsburgh, Pennsylvania
June 23, 1999




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